UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 1, 2019

Valley National Bancorp
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza,	New York,	New York	10119
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 2, 2019, Valley National Bancorp (“Valley”) filed a Current Report on Form 8-K (the “Original Report”) to report under Item 2.01 thereof that, on December 1, 2019 (the “Effective Time”), Valley completed its previously announced merger (the “Merger”) with Oritani Financial Corp. (“Oritani”) pursuant to an Agreement and Plan of Merger, dated as of June 25, 2019, between Valley and Oritani. At the Effective Time of the Merger, Oritani merged with and into Valley, with Valley as the surviving corporation in the Merger. Immediately following the Merger, Oritani Bank, a New Jersey state-chartered savings bank and wholly-owned subsidiary of Oritani, merged with and into Valley National Bank, a national banking association and wholly-owned subsidiary of Valley, with Valley National Bank as the surviving entity

In response to Item 9.01(a) and (b) of the Original Report, Valley stated that it would file the required historical financial statements of Oritani and pro forma financial information by amendment. This Amendment No. 1 to Valley’s Current Report on Form 8-K is being filed to provide the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Oritani’s (i) audited consolidated financial statements for the years ended June 30, 2019 and 2018 and (ii) unaudited consolidated financial statements as of and for the three months ended September 30, 2019, as well as the accompanying notes thereto, are filed herewith as Exhibits 99.1 and 99.2 and are incorporated in this Item by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2019, giving effect to the Merger as if it occurred on September 30, 2019; the unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2019, giving effect to the Merger as if it occurred on January 1, 2019; and the unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2018, giving effect to the Merger as if it occurred on January 1, 2018, are filed herewith as Exhibit 99.3 and are incorporated in this Item by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
(d)	Exhibits.
23.1
Consent of Crowe LLP (filed herewith).
99.1

Audited consolidated financial statements for the years ended June 30, 2019 and 2018 of Oritani Financial Corp. (incorporated by reference to the Form 10-K filed by Oritani Financial Corp. with the SEC on August 28, 2019, as amended on September 13, 2019). File No. 001-34786.

99.2

Unaudited consolidated financial statements of Oritani Financial Corp. as of and for the three months ended September 30, 2019, as well as the accompanying notes thereto (incorporated by reference to the Form 10-Q filed by Oritani Financial Corp. with the SEC on November 12, 2019). File No. 001-34786.

99.3

Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2019, giving effect to the Merger as if it occurred on September 30, 2019; Unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2019, giving effect to the Merger as if it occurred on January 1, 2019.; and Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2018, giving effect to the Merger as if it occurred on January 1, 2018 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2020	VALLEY NATIONAL BANCORP
	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and
General Counsel